UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 27, 2006

THE CHEESECAKE FACTORY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road Calabasas Hills, California 91301
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 871-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01     OTHER EVENTS

          In a press release dated June 27, 2006, The Cheesecake Factory Incorporated announced the opening of its 106th and 107th Cheesecake Factory restaurants in Cherry Hill, New Jersey and Huntington Beach, California, respectively, on June 26, 2006.

          In addition, the Company also provided its expectations for the second quarter of fiscal 2006 in light of the macro trends impacting the restaurant industry.  The Company expects flat to slightly negative comparable sales and an approximate 12% increase in revenues for the second quarter of fiscal 2006.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	99.1	Press release dated June 27, 2006 entitled, “The Cheesecake Factory Announces New Restaurant Openings.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2006	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON

Michael J. Dixon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated June 27, 2006 entitled, “The Cheesecake Factory Announces New Restaurant Openings.”